SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  April 14, 2004

(Date of Earliest Event Reported)

PREMIER COMMUNITY BANKSHARES, INC.

(Exact Name of Registrant as Specified in its Charter)

Virginia (State or Other Jurisdiction of Incorporation)	0-18868 (Commission File Number)	54-1560968 (IRS Employer Identification No.)

4095 Valley Pike Winchester, Virginia (Address of Principal Executive Offices)	22602 (Zip Code)

Registrant’s telephone number, including area code:

(540) 869-6600

Item 12.

Results of Operations and Financial Condition.

On April 14, 2004, the Registrant issued a press release reporting its financial results for the quarter ended March 31, 2004.  A copy of the press release is being furnished as an exhibit to this report and is incorporated by reference into this Item 12.

The foregoing information, including the information contained in the press release, is being furnished pursuant to this Item 12 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

The exhibit to this report is as follows:

Exhibit No.

Description

99.1

Press release issued by the Registrant dated April 14, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER COMMUNITY BANKSHARES, INC.

        (Registrant)

Date:  April 14, 2004

By:   /s/ Donald L. Unger

Donald L. Unger

President and Chief Executive Officer